Exhibit 10.1

Third Amendment
to
Second Restated Credit Agreement

This THIRD AMENDMENT TO SECOND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of March 15, 2018, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), American Hallmark Insurance Company of Texas, a Texas insurance corporation (“AHIC”), HALLMARK INSURANCE COMPANY, an Arizona insurance corporation (“HIC”) (hereinafter, HIC and AHIC collectively referred to as “L/C RIC”), and FROST BANK, a Texas state bank (“Lender”).

RECITALS:

Borrower, AHIC, HIC, and Lender have previously entered into (i) the Second Restated Credit Agreement dated as of June 30, 2015 (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”) and (ii) the Revolving Facility B Agreement dated as of December 17, 2015, as amended.

Borrower has requested an amendment to the Credit Agreement.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Third Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1               Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1               Amendment to Credit Agreement Section 1.1. The definition of “Combined Ratio” is deleted and the following is substituted in lieu thereof:

“Combined Ratio” means the net combined ratio of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP (a) with respect to each fiscal quarter of Borrower ended on or before December 31, 2017, determined for the four fiscal quarter period ended on the date of determination, and (b) with respect to each fiscal quarter of Borrower ended on or after March 31, 2018, for the fiscal quarter ended on the date of determination, all determined in the same manner as used in the determination of the net combined ratio of Borrower and its consolidated Subsidiaries as stated in Borrower’s filed SEC Form 10-Q for the fiscal quarter ended on March 31, 2015.

ARTICLE III

Conditions Precedent

3.1               Conditions. The effectiveness of this Third Amendment is subject to the satisfaction of the following conditions precedent:

(a)                Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:

(i)                 Third Amendment. This Third Amendment executed by Borrower, each L/C RIC and Lender.

(ii)               Obligor Proceedings. Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Third Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

(iii)             Other Documents. In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b)                No Default. No Default or Event of Default shall exist either before giving effect to this Third Amendment or after giving effect to this Third Amendment.

(c)                Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(d)                Amendment Fee. Lender shall have received an amendment fee in the amount of $5,000.00, which fee shall be fully earned and non-refundable upon receipt (subject to Credit Agreement Section 10.11).

(e)                Representations and Warranties.

(i)                 All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Third Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii)               All of the representations and warranties contained in Article V hereof shall be true and correct on and as of the date hereof.

(f)                 Effectiveness. Upon satisfaction of all conditions precedent in Section 3.1 hereof, this Third Amendment shall be effective as of March 15, 2018.

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ARTICLE IV

Ratification

4.1               Ratification. The terms and provisions set forth in this Third Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Third Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor (a) agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms and (b) ratifies and affirms its obligations under each Loan Document to which it is a party.

ARTICLE V

Representations and Warranties

5.1               Representations and Warranties of All Obligors. Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Third Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (after giving effect to this Third Amendment), except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists either before giving effect to this Third Amendment or shall exist after giving effect to this Third Amendment, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE VI

Miscellaneous

6.1               Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.2               Severability. The provisions of this Third Amendment are intended to be severable. If for any reason any provision of this Third Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

6.3               Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Third Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Third Amendment.

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6.4               GOVERNING LAW. THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE. BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS.

6.5               ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

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Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.,
a Nevada corporation

By:
Jeffrey R. Passmore
Senior Vice President

L/C RICs:	AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, a Texas insurance corporation

By:
Jeffrey R. Passmore
Chief Financial Officer

HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company), an
Arizona insurance corporation

By:
Jeffrey R. Passmore
Chief Financial Officer

Third Amendment to Second Restated Credit Agreement - Signature Page

LENDER:	FROST BANK, a Texas state bank

	By:	Jerry Colwell
Senior Vice President

Third Amendment to Second Restated Credit Agreement - Signature Page